UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2018

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	000-23996	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon	97210-1818
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908 Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Indemnification Agreements

Effective October 30, 2018, Charles Davidson, Andrew P. Hines, and Michael R. Zapata, each a director of Schmitt Industries, Inc. (the “Registrant”), entered into an Indemnification Agreement (the “Indemnification Agreement”). The Indemnification Agreement supplements the indemnification rights provided under the Registrant’s Second Restated Articles of Incorporation, and Second Restated Bylaws, and Oregon law.

The Indemnification Agreement provides that the Registrant will indemnify the executive officer or director (each an “Indemnitee”) against all expenses (as defined in the Indemnification Agreement) actually and reasonably incurred by the Indemnitee and arising out of his service as an executive officer or director in to the fullest extent permitted by the Registrant’s Second Restated Articles of Incorporation and Second Restated Bylaws, and Oregon law or other applicable law and to any greater extent that applicable law may in the future permit. The Indemnification Agreement also provides procedures for the determination of an Indemnitee’s right to receive indemnification and the advancement of expenses. To be eligible for indemnification, the Indemnitee must have acted in good faith and in a manner that Indemnitee reasonably believed to be in the best interests of the Registrant (and, in the case of a criminal proceeding, the Indemnitee had no reasonable cause to believe that Indemnitee’s conduct was unlawful).

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Indemnification Agreement (see Exhibit 10.1).

Board of Directors Policy on Confidentiality

On October 12, 2018, the Board of Directors of the Registrant adopted a Board of Directors Policy on Confidentiality (the “Policy”) which provides that (i) no Director shall use Confidential Information for his or her own personal benefit or to benefit persons or entities outside the Company; and (ii) no Director shall disclose Confidential Information outside the Company, either during or after his or her service as a Director of the Company, except with authorization of the Board of Directors or as may be otherwise required by law. “Confidential Information” is defined in the Policy as meaning all non-public information entrusted to or obtained by a Director by reason of his or her position as a Director of the Company.

The foregoing description of the Policy does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Policy which is filed as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Form of Indemnification Agreement. Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K dated April 7, 2014.

10.2	Schmitt Industries, Inc. Board of Directors Policy on Confidentiality dated October 12, 2018.

EXHIBIT INDEX

Exhibit	Description

10.1	Form of Indemnification Agreement. Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K dated April 7, 2014.

10.2	Schmitt Industries, Inc. Board of Directors Policy on Confidentiality dated October 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

November 1, 2018	By:	/s/ Ann M. Ferguson
		Name:	Ann M. Ferguson
		Title:	Chief Financial Officer and Treasurer